                                                                     EXHIBIT 4.1

NUMBER                                                                                                                         SHARES
------------                                                                                                                          -----------

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

[Graphic: Logo]

CELSION CORPORATION

5,350 Shares $.01 Par Value
8% Series A Redeemable Convertible Preferred Stock

This Certifies that _____________________________________________ is the owner of __________________________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated: __________________

[CORPORATE SEAL]

/s/ Jeffrey W. Church	/s/Timothy J. Tumminello
Jeffrey W. Church	Timothy J. Tumminello
Vice President and Chief Financial Officer	Assistant Secretary, Controller and Chief Accounting Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.  Additional abbreviations may also be used though not in the list.

TEN COM -         as tenants in common                                                                           UNIF GIFT MIN ACT -    __________________
                                                                                                                                                           (Cust)      (Minor)
TEN ENT -          as tenants by the entireties
                                                                                    under Uniform Gifts
JT TEN -              as joint tenants with right                                                                                to Minors Act
       of survivorship and not as
       tenants in common                                                                                                                __________________
                                                                                                                                                                 (State)

         UNIF TRF MIN ACT -    __________________
                                        (Cust)      (Minor)

                                                                                   under Uniform Transfer
                        to Minors Act

   __________________
                                                                                                                                                                (State)

 For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------------

----------------------------------------------- --------------------------------

_____________________________________________________________________
(Please print or typewrite name and address of assignee)

_____________________________________________________________________

_____________________________________________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitutes and appoints

_____________________________________________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:           _____________

_______________________________
In presence of

______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.